Exhibit 99.2

Management Presentation

July 2004

Forward Looking Statements

This presentation includes “forward-looking statements”. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements for a number of important reasons, including those discussed in our Memorandum dated July 19, 2004, in Item 1: Business, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and elsewhere, in the our Form 10-K for the fiscal year ended December 31, 2003, as well as Item 2: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and elsewhere, in our Form 10-Q for the period ended March 27, 2004. We cannot assure you that the assumptions upon which forward-looking statements are based will prove to be correct. We cannot guarantee any future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update any of the forward-looking statements in this presentation.

The Offering

Offering Size: Up to 2.43 million shares of Common Stock

Offering Price: 10% discount to the market price

Pre-Offering Shares Outstanding: 8.9 million

Conversion of Preferred Stock: 3.3 million

Post-Offering Shares Outstanding: 14.6 million

Use of Proceeds:

Repay $3.0 million on GMAC note

Fund $2.5 million in capital expenditures

Pay $0.8 million in interest and dividends upon conversion of Preferred Stock

Remainder to fund growth

Registration Rights: File in 30 days, effective within 90 days

Expected Closing Date: Early August 2004

Trading Market: American Stock Exchange (symbol: CYB)

Company Overview

Leading provider of cardiovascular and strength fitness equipment

Innovative, high quality and patented product portfolio

Cardiovascular: treadmills, cross trainers (e.g., ArcTrainer), stationary bikes and steppers

Strength: selectorized single station equipment (e.g., Eagle line), modular multi-station units, and plate-loaded and free-weight equipment

Over 20 years of operations with strong Cybex brand name

Highest quality in respective product categories

Advanced biomechanics and high performance products

Premium price relative to competitive products

Current focus on commercial customers and, to a lesser extent, individual consumers

Headquartered in Medway, Massachusetts

Management owns 64% and 53% of common stock on as-converted basis pre- and post-Offering, respectively

Successful Turnaround

Initiated turnaround in Q4 2000 to strategically reposition the Company

Rationalized product offering to focus on high-end differentiated products for the commercial market

Emphasis on new product innovation

Elimination of unprofitable dealer and customer accounts

Restructuring of sales infrastructure

Strengthening of senior management team

Restriction of customer credit terms

Elimination of free freight policy

Closing of Irvine, CA production facility

Reduction in workforce by approximately 25%

Market Opportunity and Dynamics

$3.9 Billion Worldwide Fitness Equipment Market in 2003

$1.2 Billion Worldwide Commercial Fitness Equipment Market in 2003

Consumer 69% $2.7 billion

Commercial 31% $1.2 billion

$1.2 billion

$2.7 billion

International 33% $400 million

15% growth over 2002

North America 67% $800 million

7% growth over 2002

Fitness Industry Trends and Dynamics

Attention to obesity Aging of the population Rising healthcare costs

Increased number of health clubs Membership growth at health clubs International fitness growth

Commercial Fitness Equipment Market

2% 2% 2% 4% 4%

6%

7%

66%

8%

Health Clubs

Physical Therapy & Rehabilitation Miltary YMCAs & JCs Hotels

Hospitals

Schools & Universities Other Corporate

Competitive Landscape

Full Product Offering

Brunswick (NYSE: BC)

Cybex International, Inc (AMEX: CYB)

The Nautilus Group, Inc.

(NYSE: NLS)

Amer Group Plc (Helsinki: AMEAS)

Single Product

Value Product Premium Product

Cybex’s Product Mix

Product Revenue Mix by Product Trailing Twelve Months Ended June 26, 2004

Parts 6%

Bikes & Steppers 9%

Strength Systems 47%

Treadmills 18%

ArcTrainers 20%

Cardiovascular - The ArcTrainer


NOVA 7 AWARD
Best Product of the Year, 2003.
Fitness Management / Nova7

- ArcTrainer
  - » "One size fits all"… for the first-time exerciser to the pro athlete
  - » Patented advanced stride technology
  - » Superior biomechanics and impact free
  - » Superior workout versus elliptical
  - » Broad resistance range
  - » Shipments began in Q3 2002
  - » $18 million in trailing 12-month sales
- Total Body ArcTrainer
  - » Includes upper body workout
  - » Shipments began in Q2 2004
- Cordless ArcTrainers
  - » Shipments to begin in Q4 2004

CYBEX

Page 9

Cardiovascular – Pro+ Treadmill and Bikes

Pro+ Treadmill

Workhorse treadmill designed for durability and reliability

Running surface provides “easy-on-the-back” shock absorption

Upright Bike

Three modes of operation

Bike mode

Constant power

Heart rate/fit test programs Recumbent Bike

Proprietary isokinetic mode

For rehabilitation patient to professional athletes

Strength—Eagle Selectorized Equipment

Eagle Strength Line

Covers complete scope of a workout

Selectorized: user inserts pin to select the appropriate level of stacked weights

Provides ease of use and meets the needs of performance-based users

Range limiting devices: continuous smooth range of motion

Dual axis technology: unique forced motion or free weight effects

Fully enclosed weight stacks

Shipments began in Q4 2002

Manufacturing

Operations include fabrication, machining, welding, grinding, assembly and finishing of products

Flexibility enables customization of product color and upholstery

Products principally “built-to-order”

PeopleSoft™ enterprise-wide system

Medway, Massachusetts

Treadmills and bikes

Company-owned, 120,000 square feet

Owatonna, Minnesota

ArcTrainer and strength equipment

Company-owned, 210,000 square feet

Steppers manufactured on outsourced basis in Taiwan

Sales and Marketing

Commercial customers

Health clubs

Corporate fitness centers, resorts, spas and hotels

Educational institutions and military installations

Sports teams and medical clinics

Sales and distribution network

Internal sales force

Highest incentive-driven compensation in industry

Includes trainers and physiologists

Independent authorized dealers and distributors

Cybex Capital arranges leasing and financing

Revenue by Segment Trailing Twelve Months Ended June 26, 2004

International Sales 28%

North American Sales 72%

Dealer & Distributor Sales 52%

Direct Sales 48%

Key Business Strategies

Develop compelling and innovative new fitness products

Expand presence in existing markets and new strategic markets

High-end consumer market

Physical therapy and rehabilitation

Invest in automation equipment and improve operating efficiencies

Target two-year payback period on capital investments

Increase North American and international market share

Expand direct sales group and authorized dealer network

Increase international sales to target 50/50 mix, particularly in Europe and Asia

Selectively pursue niche partnerships and acquisitions

Offer new emerging fitness technologies

TRAZER shipments to begin in Q4 2004

Financial Highlights and Objectives

Recent Events and Highlights

Strong results for six-month period ended June 26, 2004

16% revenue growth

5% EBITDA margin improvement

Funding of $13 million five-year term loan with GMAC Commercial Finance

6.5% interest rate (5.5% post-Offering)

Retirement of 15.5% credit facility

Annual interest savings of $1 million

Eight consecutive quarters of year-over-year revenue growth

Three consecutive quarters of profitability

$38 million NOL carry-forward

Performance Targets and Objectives

10+% annual revenue growth

EBITDA and net income growth to outpace revenue growth

40% gross margins

10% operating margins

Conservative balance sheet

Consistency in results

Summary Income Statement Results

Revenue by Product Category

$            in millions

120 100 80 60 40 20 0 $96.8 $90.2 $85.2 6.5 $81.5 6.7 6.1 6.4

45.2 42.9 46.0 42.6

45.1 40.6 33.1 32.5

2001 2002 2003 LTM

Cardiovascular Strength Parts

Note: LTM equals twelve-month period ending June 26, 2004.

Summary Income Statement Results

Profitability and Margins

$            in millions, except percentages

40 35 30 25 20 15 10 5 0

34.9

30.5 30.7 29.5

36.2%

36.0%

35.8%

34.0%

8.5 7.6 7.2 5.6

2001 2002 2003 LTM

40% 38% 36% 34% 32% 30%

Gross Profit EBITDA Gross Margin

Notes:

1) 2001 EBITDA includes $2.2 million litigation charge. 2) LTM equals twelve-month period ending June 26, 2004.

Pro Forma Capitalization

As of June 26, 2004 $            in millions Actual As Adjusted

Unaudited

Cash and cash equivalents $ 830 $ 5,925

Working capital revolving loans $ 7,247 $ 7,247 Term loans 16,950 13,950 Industrial development revenue bond 1,200 1,200 Total debt $ 25,397 $ 22,397

Preferred stock $ 4,900 $ -Common stock, $.10 par value 907 1,479 Additional paid-in capital 45,960 59,226 Treasury stock, at cost (2,251) (2,251) Accumulated deficit (42,086) (42,576) Accumulated other comprehensive loss (288) (288) Total stockholders’ equity $ 7,142 $ 15,590

Total capitalization $ 32,539 $ 37,987

The as-adjusted data reflects:

2.43 million shares in Offering at $4.00 issue price (for illustrative purposes only)

Receipt of the net proceeds by the Company after Offering expenses

Repayment of $3.0 million on GMAC term loan (interest rate declines to 5.5%)

Conversion of preferred stock into 3.3 million common shares and payment of $0.8 in dividends

Investment Highlights

Compelling value proposition and differentiated market position

Highest quality and premium priced products with patented technologies

Strong Cybex brand name

Strong pipeline of new innovative products

Positive industry trends and significant growth potential

Positive trends in financial results and backlog orders

$ 96.8 million in revenue and $8.5 million in EBITDA for latest 12-month period

Strengthened balance sheet after debt refinancing and the Offering

$ 22.4 million in debt, $5.9 million in cash and $5.6 million in borrowing availability post-Offering

Compelling return on investment for new capital expenditures

Strong management team and skilled and loyal employees

Successful turnaround of Company

Attractive valuation when compared to peer group